Exhibit 10.18

Execution Version

WAIVER AGREEMENT

This Waiver Agreement dated as of December 18, 2013 (this “Agreement”) is among Stone Energy Corporation, a Delaware corporation (the “Borrower”), Stone Energy Offshore, L.L.C., a Delaware limited liability company (the “Guarantor”), the financial institutions party to the Credit Agreement described below as Banks (the “Banks”), and Bank of America, N.A., as Agent for the Banks (the “Agent”) and as Issuing Bank (the “Issuing Bank”).

INTRODUCTION

A. The Borrower, the Banks, the Agent, and the Issuing Bank have entered into the Third Amended and Restated Credit Agreement dated as of April 26, 2011 (as amended or otherwise modified by the Amendment No. 1 and Consent dated as of February 28, 2012, the Amendment No. 2 and Consent dated as of October 22, 2012, the Amendment No. 3 dated as of April 30, 2013, the Consent Agreement (as defined below) and as may be otherwise amended, restated, supplemented, or modified from time to time, the “Credit Agreement”).

B. The Guarantor entered into that certain Amended and Restated Guaranty dated as of April 26, 2011 (the “Stone Offshore Guaranty”).

C. The Guarantor wishes to reaffirm its guarantee of the Obligations as amended by this Agreement.

D. Prior to the effectiveness of the Consent Agreement (as defined below), Section 6.2(j) of the Credit Agreement permitted the Borrower to incur Debt under Permitted Notes in an aggregate principal amount not to exceed $1,100,000,000 (the “Original Debt Cap”).

E. In connection with the Consent Agreement dated as of November 1, 2013 among the Borrower, the Guarantor, the Banks, the Agent and the Issuing Bank (the “Consent Agreement”), the Agent, the Banks and the Issuing Bank had agreed to temporarily permit the Borrower to incur Debt permitted under Section 6.2(j) of the Credit Agreement in excess of the Original Debt Cap, but in a maximum aggregate outstanding principal amount not to exceed $1,500,000,000 at any time prior to March 31, 2014 (the “Temporary Debt Cap”).

F. The parties hereto have agreed to terminate the Temporary Debt Cap and reinstate the Original Debt Cap.

G. On or about November 27, 2013, the Borrower issued additional Debt under the 2012 Indenture Documents in an aggregate principal amount of $475,000,000 (the “Specified Issuance”), the proceeds of which were used to fund its tender offer and consent solicitation for its existing 8.625% senior notes due 2017, the redemption of any 8.625% senior notes due 2017 not tendered, and for other general corporate purposes.

H. The Borrower has requested, and the Agent and the Banks have agreed to waive the application Section 2.2(a) of the Credit Agreement to the Specified Issuance and to acknowledge and agree that at all times from the date of the Specified Issuance to the date of this Agreement, the Borrowing Base has been $400,000,000.

THEREFORE, in fulfillment of the foregoing, the Borrower, the Guarantor, the Agent, the Issuing Bank, and the Banks hereby agree as follows:

Section 1. Definitions; References. Unless otherwise defined in this Agreement, each term used in this Agreement which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

Section 2. Waiver and Agreement.

(a) Notwithstanding anything in the Consent Agreement to the contrary, the Borrower, the Agent and the Banks hereby agree that effective as of the date hereof (i) the Temporary Debt Cap is revoked, (ii) the Original Debt Cap is reinstated, and (iii) Section 6.2(j) of the Credit Agreement is restated to read in its entirety as follows:

“(j) Permitted Notes not to exceed an amount of, on or prior to December 31, 2012, $1,250,000,000 and, at any time thereafter, $1,100,000,000 in aggregate outstanding principal at any time, provided that (i) no Default or Event of Default exists at the time of the issuance of such Permitted Notes and (ii) the obligors (including any guarantors) under any such Permitted Notes shall be limited to Credit Parties; and”

(b) The Agent and the Banks hereby waive application of Section 2.2(a) of the Credit Agreement to the Specified Issuance and agree that at all times from the date of the Specified Issuance to the date of this Agreement, the Borrowing Base has been $400,000,000. Such Borrowing Base may be redetermined or modified in accordance with the terms of the Credit Agreement.

Section 3. Reaffirmation of Liens

(a) Each of the Borrower and the Guarantor (i) is party to certain Security Documents securing and supporting the Borrower’s and Guarantor’s obligations under the Credit Documents, (ii) represents and warrants that it has no defenses to the enforcement of the Security Documents and that according to their terms the Security Documents will continue in full force and effect to secure the Borrower’s and Guarantor’s obligations under the Credit Documents, as the same may be amended, supplemented, or otherwise modified, and (iii) acknowledges, represents, and warrants that the liens and security interests created by the Security Documents are valid and subsisting and create an Acceptable Security Interest in the Collateral to secure the Borrower’s and Guarantor’s obligations under the Credit Documents, as the same may be amended, supplemented, or otherwise modified.

(b) The delivery of this Agreement does not indicate or establish a requirement that any Guaranty or Security Document requires the Borrower’s or any Guarantor’s approval of amendments to the Credit Agreement.

Section 4. Representations and Warranties. Each of the Borrower and the Guarantor represents and warrants to the Agent and the Banks that:

(a) the representations and warranties set forth in the Credit Agreement and in the other Credit Documents are true and correct in all material respects as of the date of this Agreement (except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); provided that such materiality qualifier shall not apply if such representation or warranty is already subject to a materiality qualifier in the Credit Agreement or such other Credit Document;

(b) (i) the execution, delivery, and performance of this Agreement are within the corporate or limited liability company power, as appropriate, and authority of the Borrower and Guarantor and have been duly authorized by appropriate proceedings and (ii) this Agreement constitutes a legal, valid, and binding obligation of the Borrower and Guarantor, enforceable against the Borrower and Guarantor in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; and

(c) as of the effectiveness of this Agreement and after giving effect thereto, no Default or Event of Default has occurred and is continuing.

Section 5. Reaffirmation of Guaranty. The Guarantor hereby ratifies, confirms, and acknowledges that its obligations under the Stone Offshore Guaranty are in full force and effect and that the Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of all of the Obligations (subject to the terms of the Stone Offshore Guaranty), as such Obligations may have been amended by this Agreement. The Guarantor hereby acknowledges that its execution and delivery of this Agreement do not indicate or establish an approval or consent requirement by the Guarantor under the Stone Offshore Guaranty in connection with the execution and delivery of amendments, modifications or waivers to the Credit Agreement, the Notes or any of the other Credit Documents.

Section 6. Effectiveness. This Agreement shall become effective as of the date hereof, upon the occurrence of all of the following:

(a) the Required Banks, the Borrower, and the Guarantor duly and validly executing originals of this Agreement and delivery thereof to the Agent;

(b) the representations and warranties in this Agreement being true and correct in all material respects before and after giving effect to this Agreement; and

(c) the Borrower’s having paid all costs, expenses, and fees which have been invoiced and are payable pursuant to Section 9.4 of the Credit Agreement or any other written agreement.

Section 7. Effect on Credit Documents. Except as amended herein, the Credit Agreement and the Credit Documents remain in full force and effect as originally executed, and nothing herein shall act as a waiver of any of the Agent’s or Banks’ rights under the Credit Documents, as amended. This Agreement is a Credit Document for the purposes of the provisions of the other Credit Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement may be a Default or Event of Default under other Credit Documents.

Section 8. Choice of Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York.

Section 9. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original.

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THIS WRITTEN AGREEMENT AND THE CREDIT DOCUMENTS, AS DEFINED IN THE CREDIT AGREEMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

EXECUTED as of the date first set forth above.

BORROWER: STONE ENERGY CORPORATION

By:	/s/ Kenneth H. Beer
Name: Kenneth H. Beer
Title: Executive Vice President and Chief Financial Officer

GUARANTOR: STONE ENERGY OFFSHORE, L.L.C.

By:	/s/ Kenneth H. Beer
Name: Kenneth H. Beer
Title: Executive Vice President and Chief Financial Officer

[Signature Page to Waiver Agreement]

AGENT AND ISSUING BANK: BANK OF AMERICA, N.A., as Agent and Issuing Bank

By:	/s/ Ronald E. McKaig
Name: Ronald E. McKaig
Title: Managing Director

BANKS: BANK OF AMERICA, N.A.

By:	/s/ Ronald E. McKaig
Name: Ronald E. McKaig
Title: Managing Director

[Signature Page to Waiver Agreement]

WELLS FARGO BANK, N.A.

By:	/s/ Patrick J. Fults
Name: Patrick J. Fults
Title: Vice President

[Signature Page to Waiver Agreement]

NATIXIS

By:	/s/ Louis P. Laville, III
Name: Louis P. Laville, III
Title: Managing Director

By:	/s/ Stuart Murray
Name: Stuart Murray
Title: Managing Director

[Signature Page to Waiver Agreement]

THE BANK OF NOVA SCOTIA

By:	/s/ Terry Donovan
Name: Terry Donovan
Title: Managing Director

[Signature Page to Waiver Agreement]

CAPITAL ONE, N.A.

By:	/s/ Christopher Kuna
Name: Christopher Kuna
Title: Vice President

[Signature Page to Waiver Agreement]

TORONTO DOMINION (NEW YORK) LLC

By:	/s/ Masood Fikree
Name: Masood Fikree
Title: Authorized Signatory

[Signature Page to Waiver Agreement]

BARCLAYS BANK PLC

By:	/s/ Vanessa A. Kurbatskiy
Name: Vanessa A. Kurbatskiy
Title: Vice President

[Signature Page to Waiver Agreement]

REGIONS BANK

By:	/s/ Michael Kutcher
Name: Michael Kutcher
Title: Assistant Vice President

[Signature Page to Waiver Agreement]

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Nicholas T. Hanford
Name: Nicholas T. Hanford
Title: Vice President

[Signature Page to Waiver Agreement]

IBERIABANK

By:	/s/ W. Bryan Chapman
Name: W. Bryan Chapman
Title: Executive Vice President

[Signature Page to Waiver Agreement]

WHITNEY BANK

By:	/s/ William Jochetz
Name: William Jochetz
Title: Vice President

[Signature Page to Waiver Agreement]

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ James D. Weinstein
Name: James D. Weinstein
Title: Managing Director

[Signature Page to Waiver Agreement]